UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2012

SWISHER HYGIENE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35067	27-3819646
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4725 Piedmont Row Drive, Suite 400 Charlotte, North Carolina		28210
(Address of Principal Executive Offices)		(Zip Code)

(704) 364-7707

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01.	Entry into a Definitive Agreement.

On July 30, 2012, Swisher Hygiene Inc. (the “Company”) entered into the Sixth Amendment to Credit Agreement with Wells Fargo Bank, National Association, as administrative agent (“Wells Fargo”), the subsidiary guarantors party thereto, and the required lenders thereto (the “Sixth Amendment”) amending the Credit Agreement, dated March 30, 2011.

The Sixth Amendment provides an extension for the delivery of the Company’s financial statements for the fiscal year ended December 31, 2011 and for the quarterly periods ended March 31, 2012 and June 30, 2012 until the earlier of the date on which the Company delivers such financial statements to the Securities and Exchange Commission (the “SEC”) or August 31, 2012. At the same time, the Sixth Amendment waives any Default or Event of Default (i) that may exist as a result of the Company not filing its Annual Report on Form 10-K for the year ended December 31, 2011 (the “Form 10-K”) by April 16, 2012, and its Quarterly Report on Form 10-Q for the period ended March 31, 2012 by May 21, 2012 (the “March 31, 2012 Form 10-Q”), and (ii) that may hereafter exist in the event the Company does not file its Quarterly Report on Form 10-Q for the period ended June 30, 2012 by August 20, 2012 (together with the March 31, 2012 Form 10-Q, the “Form 10-Qs”), so long as the Company files the Form 10-K and Form 10-Qs by August 31, 2012. The Company cannot provide assurance as to when it will complete these filings.

While the Company has no present intention to borrow any additional funds under the credit facility, until (1) the Company files the Form 10-K and Form 10-Qs, (2) represents to Wells Fargo that its financial statements as filed may be relied upon, and (3) Wells Fargo consents to such reliance, the Company may not borrow additional funds under the credit facility with Wells Fargo.

A copy of the Sixth Amendment and a copy of the Company’s press release dated July 31, 2012 announcing the Sixth Amendment are attached hereto as Exhibits 10.1 and 99.1, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Description

10.1	Sixth Amendment to Credit Agreement, dated July 30, 2012.

99.1	Press release, dated July 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWISHER HYGIENE INC.

Date: July 31, 2012	By:	/s/ Steven R. Berrard
Steven R. Berrard
President and Chief Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Sixth Amendment to Credit Agreement, dated July 30, 2012.

99.1	Press release, dated July 31, 2012.

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